FIRST ALLONGE TO ACQUISITION NOTE



          THIS FIRST ALLONGE TO THE ACQUISITION NOTE (the "First Allonge"), dated as of August 10, 1998, is to become affixed to, modify and become a part of that certain promissory note (the "Acquisition Note") in the original principal sum of Two Million Three Hundred Twenty-Seven Thousand Dollars ($2,327,000), dated as of January 6, 1998, made originally by FORELAND CORPORATION, a corporation organized and existing under the laws of the State of Nevada, and EAGLE SPRINGS PRODUCTION LIMITED-LIABILITY COMPANY, a limited liability company organized under the laws of the State of Nevada (collectively, the "Borrowers"), and payable to the order of ENERGY INCOME FUND, L.P., a Delaware limited partnership ("Lender").

          Lender and Borrowers have agreed that the Acquisition Note should be amended and modified as follows:

          1. The first full paragraph of the Acquisition Note is amended by adding "Foreland Refining Corporation, a corporation organized and existing under the laws of the State of Texas, Foreland Asphalt Corporation, a corporation organized and existing under the laws of the State of Utah, Foreland Asset Corporation, a corporation organized and existing under the laws of the State of Nevada and Petrosource Transportation, a corporation organized and existing under the laws of the State of Utah" as Borrowers. By executing this First Allonge, Foreland Refining Corporation ("Foreland Refining"), Foreland Asphalt Corporation ("Foreland Asphalt"), Foreland Asset Corporation ("Foreland Asset") and Petrosource Transportation ("Transportation") agree to be bound by and expressly adopt, ratify, confirm and restate all provisions under the Acquisition Note as if they were original parties to the Acquisition Note, including but not limited to all representations and warranties, each of which shall be deemed to have been made as of the date hereof by Foreland Refining, Foreland Asphalt, Foreland Asset and Transportation.

          2.The first full paragraph of the Acquisition Note is further amended by inserting the phrase ", as amended" immediately prior to the parenthetical "(the "Financing Agreement")" in the first sentence of the paragraph.

          3.The first full paragraph of the Acquisition Note is further amended by deleting the principal sum of the Acquisition Note and replacing it with "Nine Million Fifty Thousand Dollars ($9,050,000)."

          4.The last two full paragraphs of the Acquisition Note are amended by deleting them and replacing with the following:

               The obligations and liabilities of Borrowers under this Note and the Loan Documents are joint and several and Lender may enforce its rights under this Note and the Loan Documents, in its sole discretion, against any or all Borrowers.

               Notwithstanding anything to the contrary contained in this Note, the Financing Agreement or any other Loan Document, no Borrower shall have any personal liability for payment of principal and interest on this Note, and Lender shall look solely to the Collateral for the payment of such principal and interest and shall not seek a deficiency or other personal judgment against any Borrower in the event that any sale of the Collateral shall be insufficient to satisfy this Note. Nothing herein contained shall, however, impair any right, remedy or security of Lender with respect to the Collateral under this Note, nor limit any Borrower's obligations to perform any of Borrowers' other obligations under the Loan Documents, including without limitation Borrowers' obligation to pay damages as set forth in Section 4.3 and to indemnify Lender as set forth in Article 9 of the Financing Agreement.

          5.This First Allonge shall effect the amendments and modifications to the Acquisition Note described in paragraphs 1-4 above.

          6.All terms and conditions of the Acquisition Note shall, except as herein modified, remain in full force and effect and all rights, duties, obligations and responsibilities of Borrowers and Lender shall be governed and determined by the Acquisition Note as the same has been modified by this First Allonge.

          7.Wherever the term "Borrowers" includes Foreland, Eagle Springs, Foreland Refining, Foreland Asphalt, Foreland Asset or Transportation, the remaining language in such paragraph shall be interpreted to apply to each of Foreland, Eagle Springs, Foreland Refining, Foreland Asphalt, Foreland Asset or Transportation, as the context requires.

          8.THIS FIRST ALLONGE IS TO BE CONSTRUED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS.

          9.This First Allonge shall be of no force and effect until receipt and execution of it by Lender at its offices in Longmeadow, Massachusetts.

          IN WITNESS WHEREOF, each of the undersigned has executed and delivered this First Allonge to Acquisition Note as of the date first written above.


                         FORELAND CORPORATION


                         By: /s/ N. Thomas Steele
                                 President



                         EAGLE SPRINGS PRODUCTION LIMITED-LIABILITY COMPANY



                         By: /s/ N. Thomas Steele
                                 Manager



                         FORELAND REFINING CORPORATION



                         By: /s/ N. Thomas Steele
                                 President



                         FORELAND ASPHALT CORPORATION




                         By: /s/ N. Thomas Steele
                                 President

                         FORELAND ASSET CORPORATION



                         By: /s/ N. Thomas Steele
                                 President



                         PETROSOURCE TRANSPORTATION




                         By: /s/ N. Thomas Steele
                                 President



CONSENTED AND AGREED TO:

ENERGY INCOME FUND, L.P.

By:  EIF General Partner, L.L.C.,
        its General Partner


        By: /s/ Steven P. McDonald
                Vice President